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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 6, 2004

                                 Netegrity, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                    1-10139                  04-2911320
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  (State or Other Juris-           (Commission               (IRS Employer
 diction of Incorporation          File Number)           Identification No.)

                       201 Jones Road, Waltham, MA 02451
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(Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (781) 890-1700



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On October 6, 2004, Computer Associates International, Inc., a Delaware corporation ("Computer Associates"), Nova Acquisition Corp., a Delaware corporation ("Merger Sub"), and Netegrity, Inc. ("Netegrity"), entered into an Agreement and Plan of Merger (the "Agreement"), under which Merger Sub will be merged with and into Netegrity, with Netegrity continuing after the merger as the surviving corporation and a wholly owned subsidiary of Computer Associates (the "Merger"). At the effective time of the Merger, each issued and outstanding share of common stock, par value $0.01 per share, of Netegrity ("Netegrity Common Stock") will be converted into the right to receive $10.75 in cash. The Agreement has been approved by Netegrity's Board of Directors, and the transactions contemplated by the Agreement are subject to the approval of Netegrity's stockholders, any required antitrust clearance and other customary closing conditions. The foregoing description of the Merger is not complete and is qualified in its entirety by reference to the Agreement, which is filed as
Exhibit 2.1 hereto and is incorporated herein by reference.

     In connection with the execution of the Agreement, certain directors, executive officers and stockholders of Netegrity executed agreements with Computer Associates and Merger Sub to vote their shares of Netegrity Common Stock in favor of the proposed Merger and against any other proposal or offer to acquire Netegrity (the "Stockholder Agreements"). The shares subject to the Stockholder Agreements represent in the aggregate approximately 12% of the outstanding shares of Netegrity Common Stock.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

     Netegrity plans to file with the Securities and Exchange Commission and mail to its stockholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about Netegrity, Computer Associates, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.
Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by Netegrity and Computer Associates through the web site maintained by the SEC at www.sec.gov.

     In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from Netegrity by contacting Investor Relations, Netegrity, 201 Jones Road, Waltham, MA 02451, 800-325-9870.

     Computer Associates and Netegrity, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Computer Associates's directors and executive officers is contained in Computer Associates's Form 10-K for the year ended March 31, 2004 and its proxy statement dated July 28, 2004, as amended. Information regarding Netegrity's directors and executive officers is contained in Netegrity's Form 10-K for the year ended December 31, 2004 and its proxy statement dated March 31, 2004, which are filed with the SEC. As of October 5, 2004, Netegrity's directors and executive officers beneficially owned approximately 4.8 million shares, or 12%, of Netegrity's common stock.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

     Statements in this Current Report on Form 8-K regarding the proposed transaction between Computer Associates and Netegrity, the expected timetable for completing the transaction, future
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financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about Computer Associates or Netegrity managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," estimates and similar expressions) should also be considered to be forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the transaction, the ability of Computer Associates to successfully integrate Netegrity's operations and employees; the ability to realize anticipated synergies and cost savings; the emergence of new competitive initiatives resulting from rapid technological advances or changes in pricing in the market; market acceptance of new products and services and continued acceptance of existing products and services; risks associated with the entry into new markets; business conditions in the distributed systems and mainframe software and hardware markets; uncertainty and volatility associated with Internet and eBusiness-related activities; and the other factors described in Computer Associates's Annual Report on Form 10-K for the year ended March 31, 2004 and its most recent quarterly report filed with the SEC and in Netegrity's Annual Report on Form 10-K for the year ended December 31, 2003 and its most recent quarterly report filed with the SEC. Computer Associates and Netegrity disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K.

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On October 6, 2004, Netegrity announced preliminary financial results for the quarter ended September 30, 2004. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

      The information in this Item 2.02 of Form 8-K and in Exhibit 99.1 to this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

ITEM 8.01.  OTHER EVENTS

      On October 6, 2004, Netegrity announced preliminary financial results for the quarter ended September 30, 2004, including that it expects total revenues for the third quarter to be in the range of approximately $19 million to $21 million. Based on these estimated revenues, Netegrity anticipates that it will report net income ranging from approximately breakeven to a net loss of $(1.0) million, which includes the after-tax effect of the non-cash software amortization of approximately $500,000, and which will result in earnings per share ranging from $0.00 to a loss per share of ($0.03).


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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

     Exhibit No.   Description
     -----------   -----------
     2.1           Agreement and Plan of Merger dated as of October 6, 2004,
                   by and among Computer Associates International, Inc., Nova
                   Acquisition Corp. and Netegrity, Inc.

     99.1(1)       Press Release dated October 6, 2004.

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     (1) This exhibit, relating to Item 2.02, shall be deemed to be furnished, and not filed.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         NETEGRITY, INC.


Date:  October 6, 2004                   By:  /s/ Regina O. Sommer
                                              ----------------------------------
                                              Regina O. Sommer
                                              Chief Financial Officer and
                                              Treasurer
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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
2.1             Agreement and Plan of Merger dated as of October 6, 2004, by and among Computer Associates International, Inc., Nova
                Acquisition Corp. and Netegrity, Inc.

99.1            Press Release dated October 6, 2004.